UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2006

United Therapeutics Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26301	52-1984749
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

1110 Spring Street
Silver Spring, MD		20910
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:

(301) 608-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 2, 2006, United Therapeutics Corporation (the “Company”) issued a press release setting forth its earnings for the Company¹s quarterly fiscal period ended March 31, 2006. A copy of this press release is attached hereto as Exhibit 99.1. This press release contains certain non-GAAP pro forma measures, which supplement the Company’s financial results prepared in accordance with GAAP. The Company believes such measures are useful to investors to assess the impact of: the HeartBar tradename write down; employee stock option expense resulting from the adoption of under SFAS No. 123(R); and the recording of income taxes expense on the Company’s financial results for the quarter ended March 31, 2006. The Company also believes that such measures aid investors in comparing the Company’s financial results for such period to the financial results for the comparable period in 2005. The presentation of these non-GAAP financial measures is not to be considered in isolation or as a substitute for the Company¹s financial results prepared in accordance with GAAP. The Company does not intend for Exhibit 99.1 to be incorporated by reference into filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01. Exhibits

(d)  Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release dated May 2, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

Dated: May 2, 2006	By:	/s/ Paul A. Mahon
		Name:	Paul A. Mahon
		Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated May 2, 2006